UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2025

Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SYPR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.  Entry Into a Material Agreement.
Amended and Restated Promissory Note

On March 21, 2025, Sypris Solutions, Inc. (the “Company”) and certain of its subsidiaries amended and restated its Amended and Restated Promissory Note dated January 20, 2025 (the “January 2025 Promissory Note”) in favor of Gill Family Capital Management, Inc. (“GFCM”), an entity controlled by the Company’s president and chief executive officer, Jeffrey T. Gill, and one of its directors, R. Scott Gill (the “March 2025 Promissory Note”). Pursuant to the March 2025 Promissory Note, GFCM will make a $3,000,000 loan to the Company to bring the total amount of the principal up to $12,000,000. Under the March 2025 Promissory Note, $2,000,000 of the Company’s principal commitment is due on April 1, 2026, $2,000,000 is due on April 1, 2027, $5,000,000 is due on April 1, 2028, and the balance of $3,000,000 is due on April 1, 2029. In addition, the March 2025 Promissory Note allows for the deferral of payment for up to 100% of the interest due on the March 2025 Promissory Note to April 1, 2026.

Except as described above, all other terms of the January 2025 Promissory Note remain in place.

The foregoing does not purport to be a complete description of the terms of the March 2025 Promissory Note and such description is qualified in its entirety by reference to the March 2025 Promissory Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03.         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01         Financial Statements & Exhibits

(d)                    Exhibits

10.1          Amended and Restated Promissory Note between Sypris Solutions, Inc., Sypris Technologies, Inc., Sypris Electronics, LLC, Sypris Technologies Marion, LLC, Sypris Technologies Mexican Holdings, LLC, Sypris Technologies Northern, Inc., Sypris Technologies Southern, Inc. and Sypris Technologies International, Inc. dated as of March 21, 2025.

104          Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2025	Sypris Solutions, Inc.

	By:	/s/ Rebecca R. Eckert
Rebecca R. Eckert
Vice President, Chief Accounting Officer & Controller